Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Thomas L. Finkbiner and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 17th day of March, 2005.

/s/ Marc E. Becker
Marc E. Becker

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Thomas L. Finkbiner and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 17th day of March, 2005.

/s/ Joshua J. Harris
Joshua J. Harris

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Thomas L. Finkbiner and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 17th day of March, 2005.

/s/ Anthony R. Ignaczak
Anthony R. Ignaczak

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Thomas L. Finkbiner and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 17th day of March, 2005.

/s/ Richard B. Marchese
Richard B. Marchese

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Thomas L. Finkbiner and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 17th day of March, 2005.

/s/ Donald C. Orris
Donald C. Orris

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Thomas L. Finkbiner and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 17th day of March, 2005.

/s/ Eric L. Press
Eric L. Press

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Thomas L. Finkbiner and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 17th day of March, 2005.

/s/ Marc J. Rowan
Marc J. Rowan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Thomas L. Finkbiner and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 17th day of March, 2005.

/s/ Alan H. Schumacher
Alan H. Schumacher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Quality Distribution, Inc., a Florida corporation, (the “Company”) does hereby constitute and appoint Thomas L. Finkbiner and Timothy B. Page, or either of them, his true and lawful attorney, for him and in his name, place, and stead, to execute, by manual or facsimile signature, electronic transmission, or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements, and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 17th day of March, 2005.

/s/ Michael D. Weiner
Michael D. Weiner